FIFTH AMENDMENT TO
                          NPC INTERNATIONAL, INC.
                            PROFIT SHARING PLAN

Except as noted otherwise, this Fifth Amendment is enter into and is effective as of the twelfth day of July, 1994, by NPC International, Inc. (the ``Employer``) and Boatmen`s Trust Company (the ``Trustee``).

                           WITNESSETH, WHEREAS:

The Employer maintains a profit-sharing plan (the ``Plan``) intended to meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the ``Code``), for the benefit of its employees; and

The  Employer  is  empowered to amend the Plan  pursuant  to  Section  11.1 thereof; and

The Employer wishes to amend the Plan in the manner set forth below;

NOW, THEREFORE, the Employer has determined with the concurrence of the Trustee that the Plan shall be amended as follows:

1.    Effective as of July 12, 1994, the name of the Plan shall be  changed
  from   ``National   Pizza  Company,  Profit  Sharing  Plan``   to   ``NPC
  International, Inc. Profit Sharing Plan.``

2. Effective as of July 12, 1994, Section 1.5 of the Plan shall be deleted in its entirety and the following inserted in lieu thereof:

       ````Board of Directors`` shall mean the Board of Directors of NPC International, Inc.``

3. Effective as of July 12, 1994, the first sentence of Section 1.13 of the Plan shall be deleted in its entirety and the following inserted in lieu thereof:

       ````Employer``   means   NPC   International,   Inc.,    a    Kansas
       corporation.``

4. Effective as of July 12, 1994, Section 1.21 of the Plan shall be deleted in its entirety and the following inserted in lieu thereof:

       ````Plan`` means the NPC International, Inc. Profit Sharing Plan, either in its present form or as amended from time to time.``

5. Effective as of January 1, 1995, Section 4.1(b) of the Plan is hereby amended to add the following subsection (iv):

       ``(iv) For the Plan Year ended December 31, 1995, the contribution shall be 2% of eligible compensation for employees of the Pizza Hut division, 0% of eligible compensation for employees of Skipper`s Inc., and 2% of eligible compensation for employees Romacorp, Inc.``


IN WITNESS WHEREOF, the Plan is amended as of the day and the date set forth above.

EMPLOYER:
NPC International, Inc.
By_________________________


ATTEST AS TO EMPLOYER
_________________________


TRUSTEE:
Boatmen`s Trust Company
By_________________________